UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2014
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VALLEY FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	000-28342 (Commission File Number)	54‑1702380 (I.R.S. Employer Identification No.)
36 Church Avenue, S.W. Roanoke, Virginia (Address of principal executive offices)	24011 (Zip Code)
Registrant's telephone number, including area code: (540) 342-2265

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 27, 2014, the Board of Directors of Valley Financial Corporation (the “Company”) approved an amendment to its Supplemental Retirement Plan (the “Plan”). The amendment revises the definition of Compensation with respect to commission-based employees and clarifies the supplemental death benefit.

The full text of the amendment is included as Exhibit 10.1 to this report and incorporated herein by reference.

Item 5.03.    Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Articles of Amendment

On March 31, 2014, the Company filed an Articles of Amendment with the Commonwealth of Virginia State Corporation Commission for the purpose of amending its Articles of Amendment to delete the designations, preferences, limitations and relative rights of the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A (the “Preferred Stock”). The Preferred Stock was issued on December 12, 2008 to the United States Department of the Treasury in connection with Troubled Asset Relief Program Capital Purchase Program. The Company completed the redemption of the Preferred Stock on October 16, 2013, and no shares of Preferred Stock remain outstanding.

The Articles of Amendment are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Bylaw Amendment

On March 27, 2014, the Board of Directors of the Company amended the Company’s Bylaws, effective immediately. The amendment revises Section 3.3 of the Bylaws to remove the provision calling for the Chief Operating Officer to perform the duties of the President in the case of the President’s absence or inability to act and, in such event, to have and exercise the powers of the Chief Executive Officer. The provision was removed because it is inconsistent with the Company’s current succession plan.

A copy of the Company’s bylaws, as amended and restated March 27, 2014, is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description
	3.1	Articles of Amendment to the Company’s Articles of Incorporation.
	3.2	Bylaws of the Company, as amended and restated March 27, 2014.
	10.1	Amendment to Supplemental Retirement Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALLEY FINANCIAL CORPORATION
(Registrant)

Date:	April 1, 2014	By:	/s/ Kimberly B. Snyder
Kimberly B. Snyder
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Articles of Amendment to the Company's Articles of Incorporation.
3.2	Bylaws of the Company, as amended and restated March 27, 2014.
10.1	Amendment to the Supplemental Retirement Plan.